UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 2, 2024

REMSLEEP HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	000-53450	47-5386867
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14175 Icot Boulevard, Suite 300

Clearwater, Florida 33760

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: 912-590-2001

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

Press Release

On July 2, 2024 Remsleep Holdings, Inc (the “Company”) provided a press release accounting that it had been awarded 510(k) Clearance by the Food and Drug Administration for its Deltawave CPAP Pillows Interface Mask. A full copy of the press release is included as Exhibit 8.1

(d)       Exhibits.

Exhibit No.	Description
8.1	Press Release dated July 2, 2024.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: 10 July, 2024	REMSLEEP HOLDINGS, INC.

	BY:	/S/ THOMAS J. WOOD
Thomas J. Wood,
Chief Executive Officer